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                                                                  EXHIBIT 99.1

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                      HEALTHCARE FINANCIAL PARTNERS, INC.

                 PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JULY 20, 1999

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned stockholder(s) hereby appoints John K. Delaney, Ethan D. Leder and Edward P. Nordberg, Jr., and each of them, with full power of substitution, as attorneys and proxies for, and in the name and place of, the undersigned, and hereby authorizes each of them to represent and to vote all of the shares of common stock which the undersigned is entitled to vote at the special meeting of stockholders of HealthCare Financial Partners, Inc. to be held at The Four Seasons Hotel, 2800 Pennsylvania Avenue, Washington, D.C. 20007 on Tuesday, July 20, 1999, at 10:00 a.m., local time, and at any adjournments or postponements of the special meeting, upon the matters as set forth in the notice of special meeting of stockholders and proxy statement/prospectus, receipt of which is hereby acknowledged.

  THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE SPECIAL MEETING AND AT ANY ADJOURNMENTS OR POSTPONEMENTS OF THE SPECIAL MEETING IN THE MANNER DIRECTED IN THIS PROXY BY THE UNDERSIGNED STOCKHOLDER(S). IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSAL 1, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES IN THIS PROXY, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE

                     ENCLOSED PREPAID WHITE ENVELOPE.

           (continued, and to be signed and dated, on reverse side)
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                           X FOLD AND DETACH HERE X

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  PLEASE VOTE, SIGN EXACTLY AS NAME APPEARS ABOVE, DATE AND RETURN THIS PROXY
         CARD PROMPTLY USING THE ENCLOSED PREPAID WHITE ENVELOPE

                           X FOLD AND DETACH HERE X

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                      HEALTHCARE FINANCIAL PARTNERS, INC.

  PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY.

  The Board of Directors unanimously recommends that you vote FOR Proposal 1.

1. Approval and adoption of the agreement and plan of merger, dated and amended as of April 19, 1999, by and among HealthCare Financial Partners, Inc., Heller Financial, Inc., and HF5, Inc., a wholly-owned subsidiary of Heller, and the merger of HealthCare into HF5.

                      [_] For   [_] Against   [_] Abstain

2. Each of the persons named as proxies in this proxy is authorized, in such person's discretion, to vote upon such other matters as may properly come before the special meeting and any adjournments or postponements of the special meeting.

                                                 Date ___________________, 1999

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                                                           Signature

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                                                  Signature (if held jointly)
                                                 Please date this proxy and
                                                 sign it exactly as your
                                                 name(s) appears hereon. When
                                                 stocks are held by joint
                                                 tenants, both should sign.
                                                 When signing as an attorney,
                                                 executor, administrator,
                                                 trustee, guardian or other
                                                 fiduciary, please indicate
                                                 your capacity. If you sign
                                                 for a corporation, please
                                                 print full corporate name and
                                                 indicate capacity of duly
                                                 authorized officer executing
                                                 on behalf of the corporation.
                                                 If you sign for a
                                                 partnership, please print
                                                 full partnership name and
                                                 indicate capacity of duly
                                                 authorized person executing
                                                 on behalf of the partnership.